NAVIENT

2018 1st Quarter Investor Deck

May 4, 2018

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of March 31, 2018 (unless otherwise noted) and should be read in connection with Navient Corporation's (Navient) Annual Report on Form 10-K for the year ended December 31, 2017 (the "2017 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 26, 2018 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in our 2017 Form 10-K. This presentation contains "forward-looking" statements and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:
- increases in financing costs;
- the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace generally (including changes resulting from new laws and the implementation of existing laws).

The company could also be affected by, among other things:
- unanticipated repayment trends on loans including prepayments or deferrals in our FFELP securitization trusts that could accelerate or delay repayment of the bonds beyond their legal final maturity date;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers, or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- changes in general economic conditions and;
- the other factors that are described in the "Risk Factors" section of the 2017 Form 10-K and in our other reports filed with the Securities and Exchange Commission.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP "core earnings" performance measures. When compared to GAAP results, "core earnings" exclude the impact of: (1) unrealized, mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides core earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see "Core Earnings — Definition and Limitations" in Navient's first quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and core earnings.

NAVIENT®

- Navient is a leading provider of asset management and business processing solutions for education, health care, and government clients at the federal, state, and local levels. We help our clients and millions of Americans achieve financial success through our services and support.
  - Servicing more than $300 billion in student loans, the company supports the educational and economic achievements of approximately 12 million Americans
  - Largest holder of Private Education Loans with products focused on helping consumers refinance their education loans at the lower rates they have earned
  - Providing business processing services for over 600 non-education related government and health care clients

Operating Results
"Core Earnings" Basis

($'s in millions, except per share amounts)	Q1 18	Q4 17	Q1 17
Adjusted Core EPS [1]	**$0.43**	**$0.43**	**$0.37**
Restructuring and regulatory-related expenses	($0.03)	($0.08)	($0.01)
DTA Remeasurement Loss	-	($0.85)	-
Reported Core EPS	**$0.40**	**($0.50)**	**$0.36**
Average common stock equivalent	269	263	296
Ending total education loans, net	$102,326	$105,122	$107,836
Average total education loans	$104,555	$106,981	$110,252

[1] Adjusted Core EPS excluding regulatory-related expenses, deferred tax asset (DTA) remeasurement loss, and restructuring expenses.

Opportunities to Create Value in 2018 and Beyond

Federal Education Loans

- Loan servicing & asset recovery
- Default prevention & portfolio management

Consumer Lending

- Refinancing education loans
- Non-compete for new in-school Private Education Loan originations ends December 31, 2018

Business Processing

- Non-Education Government Services – Federal, State, and Municipal
- Healthcare Revenue Cycle Management

Federal Education Loans Segment
"Core Earnings" Basis

In this segment, Navient holds and acquires FFELP loans and performs servicing and asset recovery services on its own loan portfolio, federal education loans owned by the U.S. Department of Education and other institutions.

($'s in millions)	Q1 18	Q1 17	FY 2017	FY 2016	FY 2015
Segment net interest margin	0.83%	0.78%	0.79%	0.86%	0.84%
FFELP loans:					
Provision for loan losses	$10	$10	$44	$46	$43
Charge-offs	$11	$13	$49	$54	$61
Charge-off rate	0.07%	0.07%	0.07%	0.07%	0.08%
Total delinquency rate	13.1%	11.4%	12.7%	12.2%	15.2%
Loans greater than 90-day delinquency rate	7.7%	6.2%	6.2%	6.3%	8.2%
Loan forbearance rate	12.8%	13.5%	11.2%	12.9%	15.3%
Average FFELP loans	$80,801	$86,752	$84,989	$92,497	$100,421
Operating Expense	$80	$86	$316	$366	$401
Net Income	$141	$129	$567	$578	$651
Number of accounts serviced for ED (millions)	6.0	6.1	6.1	6.2	6.3
Total federal loans serviced (billions)	$295	$295	$296	$293	$288
Contingent collections receivables inventory - education loans (billions)	$16.2	$8.8	$15.0	$9.9	$10.3

FFELP Loans
Credit Quality "GAAP and Core Earnings" Basis

($'s in millions)	FFELP Education Loan Portfolio			
	March 31, 2018		March 31, 2017	
	Balance	%	Balance	%
Loans in-school/grace/deferment [1]	$4,701		$5,791	
Loans in forbearance [2]	9,508		10,627	
Loans in repayment and percentage of each status				
Loans current	56,166	86.9%	60,310	88.6%
Loans delinquent 31-60 days [3]	1,909	3.0%	2,300	3.4%
Loans delinquent 61-90 days [3]	1,534	2.4%	1,204	1.8%
Loans delinquent greater than 90 days [3]	4,994	7.7%	4,281	6.2%
Total FFELP Loans in repayment	64,603	100%	68,095	100%
Total FFELP Loans, gross	$78,812		$84,513	
Percentage of FFELP Loans in repayment		82.0%		80.6%
Delinquencies as a percentage of FFELP Loans in repayment		13.1%		11.4%
Loans in forbearance as a percentage of loans in repayment and forbearance		12.8%		13.5%

[1] Loans for customers who may still be attending school or engaging in other permitted educational activities and are not yet required to make payments on the loans, e.g., residency periods for medical students or a grace period for bar exam preparation, as well as loans for customers who have requested and qualify for other permitted program deferments such as military, unemployment, or economic hardships.
[2] Loans for customers who have used their allowable deferment time or do not qualify for deferment, that need additional time to obtain employment or who have temporarily ceased making full payments due to hardship or other factors such as disaster relief.
[3] The period of delinquency is based on the number of days scheduled payments are contractually past due.

Consumer Lending Segment
"Core Earnings" Basis

In this segment, Navient holds, originates and acquires consumer loans and performs servicing activities on its own loan portfolio.

($'s in millions)	Q1 18	Q1 17	FY 2017	FY 2016	FY 2015
Segment net interest margin	3.23%	3.16%	3.33%	3.41%	3.67%
Private Education Loans (including Refinance Loans):					
Provision for loan losses	$77	$95	$382	$383	$538
Charge-offs [1]	$78	$137	$443	$513	$659
Annualized charge-off rate [1]	1.4%	2.6%	2.0%	2.2%	2.6%
Total delinquency rate	5.7%	6.8%	5.8%	7.4%	7.2%
Greater than 90-day delinquency rate	2.4%	3.5%	2.6%	3.6%	3.4%
Forbearance rate	4.2%	3.6%	3.8%	3.4%	3.8%
Average Private Education Loans	$23,754	$23,500	$23,762	$25,361	$28,803
Operating Expense	$56	$35	$156	$149	$151
Net Income	$50	$38	$183	$231	$244

[1] In the second quarter of 2015, the portion of the loan amount charged off at default increased from 73 percent to 79 percent. This change resulted in a $330 million reduction to the balance of the receivable for partially charged-off loans which is not included in the charge-off disclosures above.

Private Education Loans
Credit Quality "GAAP and Core Earnings" Basis

($'s in millions)	Private Education Loan Portfolio			
	March 31, 2018		March 31, 2017	
	Balance	%	Balance	%
Loans in-school/grace/deferment [1]	$1,029		$1,337	
Loans in forbearance [2]	969		793	
Loans in repayment and percentage of each status				
Loans current	21,096	94.3%	19,918	93.2%
Loans delinquent 31-60 days [3]	416	1.9%	424	2.0%
Loans delinquent 61-90 days [3]	313	1.4%	279	1.3%
Loans delinquent greater than 90 days [3]	547	2.4%	746	3.5%
Total Private Education Loans in repayment	22,372	100%	21,367	100%
Total Private Education Loans, gross	$24,370		$23,497	
Percentage of Private Education Loans in repayment		91.8%		90.9%
Delinquencies as a percentage of Private Education Loans in repayment		5.7%		6.8%
Loans in forbearance as a percentage of loans in repayment and forbearance		4.2%		3.6%

[1] Deferment includes customers who have returned to school or are engaged in other permitted educational activities and are not yet required to make payments on the loans, e.g., residency periods for medical students or a grace period for bar exam preparation.
[2] Loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors such as disaster relief, consistent with established loan program servicing policies and procedures.
[3] The period of delinquency is based on the number of days scheduled payments are contractually past due.

Refinancing education loans is an attractive asset generating opportunity

Overview

- Leverages our 40 years of data, analytics, capital markets and industry experience
- Graduation, employment and proven cash flows meaningfully reduce credit risk
- Opportunity to acquire assets from other originators
- Expected to generate low to mid teens ROE at scale, in line with our loan portfolio and well above our cost of capital

Estimated Outstanding Education Loan Market [1]

$1.5 Trillion as of FFYE 9/30/2017
($'s in billions)



Federal Loans not owned by Navient, $1,296
FFELP loans owned by Navient, $79
Private Education Loans owned by Navient, $23
Private Education Loans not owned by Navient, $90

[1] Source: Navient estimates for total outstanding Federal Loans based on FSA Data Center, Portfolio Summary, 12/31/2017; Navient estimates for total outstanding Private Education Loans based on "The MeasureOne Private Student Loan Report" December, 2017; Navient 10-Q filings

Typical Private Education Refi Borrower Profile

We target technology first, financially responsible, digital native young professionals

Typical Borrower

	Weighted Average
Borrower Age	32
Months since Graduation	73
Education	73% advanced degrees
FICO	771
Income	$138,583
Monthly Real Free Cash Flow [1]	$4,376
Original Loan Amount	$72,595

More Accurate Assessment

Underwriters assess loan applications down to the transaction-level where available



Loan and Personal Details
Educational History
Credit Profile
Financial Health

[1] Real Free Cash Flow calculation is derived from Tax Adjusted Monthly Income less Actual Observed Expenses.
Notes: Figures based on statistical pool of active loans on or before March 31, 2018.

Private Education Refinance Loans Generate Attractive Returns On Equity Over The Lifecycle Of The Loan

Projected economics of 2018-A over the next five years

	2018	2019	2020	2021	2022
Loan yield	5.0%	5.0%	5.0%	5.0%	5.0%
Cost of funds	(3.0%)	(3.1%)	(3.2%)	(3.4%)	(3.5%)
Net interest margin [1]	**1.9%**	**1.9%**	**1.7%**	**1.6%**	**1.5%**
Provision	(0.2%)	(0.4%)	(0.5%)	(0.5%)	(0.4%)
Operating Expense	(1.8%)	(0.1%)	(0.1%)	(0.1%)	(0.1%)
Tax Expense	0.3%	(0.3%)	(0.3%)	(0.2%)	(0.2%)
ROA	**(0.0%)**	**1.1%**	**0.9%**	**0.8%**	**0.8%**
ROE @ 5% Capital	**(0.6%)**	**21.6%**	**18.0%**	**15.6%**	**15.6%**

Notable Items

- 2018-A consists of 100% Private Education Refinance Loans with 3.2 year weighted average life
- Approximately 90% of marketing and origination costs are expensed upon the origination of the loan
- Charge-offs in the student loan refi sector continue to be extremely low, primarily reflecting high-quality borrower characteristics
- Servicing costs are expensed as they occur
- Loans not funded through securitization have a higher allocation of more expensive unsecured debt

Numbers may not sum due to rounding.
[1] Net interest margin includes amortization of origination costs

Consumer Lending Segment Credit Detail

Delinquency & Forbearance Usage

TDR Loans ($'s in millions)	1Q 18	4Q 17	1Q 17
Total delinquencies	$1,065	$1,045	$1,240
Total delinquency rate as a % of loans in repayment	11.6%	11.1%	13.0%
Greater than 90-day delinquencies	$465	$487	$657
Greater than 90-day delinquency rate as a % of loans in repayment	5.1%	5.2%	6.9%
Forbearance	$755	$681	$598
Forbearance rate	7.6%	6.8%	5.9%

Non-TDR Loans ($'s in millions)	1Q 18	4Q 17	1Q 17
Total delinquencies	$211	$289	$209
Total delinquency rate as a % of loans in repayment	1.6%	2.1%	1.8%
Greater than 90-day delinquencies	$82	$110	$89
Greater than 90-day delinquency rate as a % of loans in repayment	0.6%	0.8%	0.8%
Forbearance	$214	$214	$195
Forbearance rate	1.6%	1.6%	1.6%

Receivable for Partially Charged-Off Private Education Loans (RPCO)

Allowance for Loan Loss [1]

	March 31, 2018		
($'s in millions)	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 133	$ 13,929	1.0%
TDR Loans	1,165	10,441	11.2%
Total before RPCO	1,298	24,370	5.3%
RPCO		741	0.0%
Total	$ 1,298	$ 25,111	5.2%

	March 31, 2017		
	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 135	$ 12,770	1.1%
TDR Loans	1,176	10,727	11.0%
Total before RPCO	1,311	23,497	5.6%
RPCO		800	0.0%
Total	$ 1,311	$ 24,297	5.4%

[1] Purchased Credit Impaired Loans' losses are not provided for by the allowance for loan losses in the above table as these loans are separately reserved for, if needed. Related to the Purchased Non-Credit Impaired Loans acquired at a discount, no allowance for loan losses has been established for these loans as of March 31, 2018. As a result, excluding these loans that are accounted for under these two accounting policies, the allowance as a percentage of the ending total loan balance and the allowance as a percentage of the ending loans in repayment would be 5.8 percent and 6.6 percent as of March 31, 2018, respectively, and 5.7 percent and 6.4 percent as of December 31, 2017, respectively.

Business Processing Segment "Core Earnings" Basis

In this segment, Navient performs business processing services for non-education related government and health care clients.

($'s in millions)	Q1 18	Q1 17	FY 2017	FY 2016	FY 2015
Government Services	$53	$28	$134	$106	$86
Healthcare RCM Services	$20	$16	$78	$68	$13
Total Business Processing Revenue	**$73**	**$44**	**$212**	**$174**	**$99**
Operating Expenses	$59	$39	$187	$149	$83
EBITDA [1]	$15	$6	$28	$26	$17
EBITDA Margin	21%	14%	13%	15%	17%
Net Income	**$10**	**$3**	**$16**	**$16**	**$10**
Contingent collection receivables inventory (billions)	$11.3	$9.9	$11.4	$10.1	$9.9

[1] EBITDA is calculated by adding back depreciation and amortization expenses of $1.1 million and $0.5 million respectively to the quarterly pretax net income of Q1 18 and Q1 17, and the years $2.9 million, $1.4 million, and $1.1 million for FY 2017, FY 2016, and FY 2015 respectively to pretax income. There is no interest expense in any period. Numbers may not add due to rounding.

Expanding our reach in growing markets

Navient business processing has grown from a student loan and tax-centric collections business to a revenue-cycle BPO business serving government and healthcare markets, realizing $212M in non-education related revenue in 2017.

	Government * Services	Healthcare Revenue Cycle Management (RCM)

Market Opportunities & Potential	• Large addressable market, fragmented and growing
	  • $4B Market for collections and payment processing services to state and local entities
	  • $2.8B Toll services market growing 10% YOY
	• Steady growth, diverse client base
	• Double digit growth in Electronic Tolling Collection market is expected to continue
		• $13B RCM Services market
		• $3-4B in "back-end", growing 10% YOY
		• Health systems facing thin margins and industry change
		• Competitive landscape remains fragmented

Capabilities That Position Us to Win	• Brand, reputation, and performance • Large scale data and transaction management • Client-first, service focused operations • Strong reputation as back office specialist • Compliance	• Brand, reputation, and performance • Expert RCM knowledge • Payer billing and claim resolution, analytics • Compliance

* Non-education related

Strong Focus On Reducing Operating Expense

Notable Items Impacting Total Expenses

($'s in millions)	Q1 18	Q1 17
Reported Total Expenses	**$282**	**$238**
Restructuring Expenses	$7	-
Regulatory-Related Expenses	$4	$4
Costs Related to Duncan & Earnest	$29	-
3rd Party Transfer & Servicing Fees	$12	-
Adoption of ASC 606	$14	-
Comparable Total Expenses	**$216**	**$234**

Federal Education Operating Expenses



$450
$400
$350
$300
$250
$200
$150
$100
Operating Expense (millions)
$401
$366
$316
$288
$293
$296
$297
$295
$293
$291
$289
$287
$285
Federal Loans Serviced (billions)
2015
2016
2017
Federal Education Loans OpEx
Federal Loans Serviced

Focused on improving margins in our growth businesses

- Further improvement in operating leverage for Federal Education Loans Segment
  - As FFELP balances decline overtime, the focus continues to be on margins
- Consumer Lending expense increases in Q1 18 are primarily related to the acquisition of Earnest, growth in the Private Education Refinance Loan originations, and the costs associated with the purchase and transfer of a ~$3 billion education loan portfolio
- Operating margins in the Business Processing segment have increased to 19% in the Q1 18 from 11% in Q1 17 and is expected to remain in the mid to high teens for the remainder of 2018
- Corporate and other overhead expenses, excluding regulatory costs, as a percentage of total revenue [1] is 15% in Q1 18 compared to 16% in Q4 17 and 14% in Q1 17

[1] Total revenue defined as net interest income before provision plus total other income

Higher Education Industry

In its role as a student loan servicer, Navient helps borrowers successfully repay their loans

Servicers begin helping borrowers navigate repayment after important financial decisions about the total cost and experience of their education have already been made.



1
Congress sets product terms and conditions including interest rate, loan limits, and repayment programs.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assign loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
NAVIENT
6
Loan repaid

The majority of student loan balances are less than $20,000

Distribution of borrowers by average balance, 2017 *


18%
18%
21%
21%
22%
Less than $5,000
$5,000-$9,999
$10,000-$19,999
$20,000-$39,999
$40,000 or more

Source: College Board, "Distribution Of Borrowers By Amount Of Outstanding Education Debt, 2017," Trends In Student Aid 2017

On an individual basis, student debt is more reasonable than may be evident

The average debt of bachelor's degree holders is $28,000 in real terms…

Average debt of four-year bachelor's degree recipients (2016 USD)



Thousands (2016 Dollars)
30
25
20
15
10
5
0
$22,869
$28,400
1999-00
2015-16

…This translates to an increase in monthly payments of about $64 compared to 1999-00 graduates.

Monthly payments over time



$64.79
2016 Dollars
$263.19
$327.98
1999-00
2015-16

Source: College Board: *Trends in Student Aid 2017*, "Cumulative Debt: Bachelor's Degree Recipients"; National Center for Education Statistics, "Degrees/certificates conferred by postsecondary institutions, by control of institution and level of degree: 1969-70 through 2012-13"

The borrowers who struggle the most are often non-completers with low levels of debt

2/3 of all defaults are on balances of less than $10,000

Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …

Borrowers in default by attainment



2.8X
25%
9%
25
20
15
10
5
0
Percent (%)
Completed degree
Did Not Complete Degree

… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.

3-year default rate by loan size, 2011 repayment cohort (Parentheses contain share of all defaults)



(35%)
(31%)
(18%)
(11%)
(4%)
25
20
15
10
5
0
Percent (%)
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

College graduates continue to experience substantial earnings premium

Median wages for recent graduates by degree type


High School Diploma
Bachelor's Degree
+46%
+50%
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Dollars, $ (2017)
2008
2017

- The difference in median wages between college graduates has grown 4 percent since 2008, rising to a 50 percent differential in 2017.
- Since 2012, recent college graduates have seen median wages rise even more quickly, by 3.6 percent.
- Median wages for workers with only a high school diploma have fallen 1.6 percent since the Great Recession.

Source: Federal Reserve Bank Of New York, "The Labor Market for Recent College Graduates: Wages," last updated January 12, 2018.

Notes: Annual wages are expressed in constant 2017 dollars. Recent college graduates are those aged 22 to 27 with a bachelor's degree only; high school graduates are those aged 22 to 27 with a high school diploma only. Figures are for full-time workers and exclude those currently enrolled in school.

Delinquency rates for the Class of 2016 are one-third that of the Class of 2010

Federal loan delinquency rates six months after end of grace period and unemployment for bachelor's degree holders



Unemployment
31+ Days Delinquent
91+ Days Delinquent
Delinquency Rate (%)
Unemployment Rate (%)
30
27
24
21
18
15
12
9
6
3
0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
29
22
25
18
23
16
16
11
13
9
11
7
9
6
Class Of 2010
Class Of 2011
Class Of 2012
Class Of 2013
Class Of 2014
Class Of 2015
Class Of 2016
January 2010 to June 2017

Source: Navient data and US. Bureau of Labor Statistics, Unemployment Rate - College Graduates - Bachelor's Degree, 25 to 34 years [CGBD2534], retrieved from FRED, Federal Reserve Bank of St. Louis. Excludes consolidation loans which have lower delinquency rates. Class of 2016 data includes borrowers who entered repayment between November 2016 and January 2017.

Navient's default prevention expertise helps reduce the national default rate

- The cohort default rate (CDR) measures the percent of borrowers who defaulted on a student loan within three years of entering repayment in FFY 2014.
- In 2017, the Department of Education announced the 2014 CDR was 11.5 percent, a small increase from 2016 (11.3 percent) and a significant decrease since 2013 (14.7 percent).
- The CDR for Navient-serviced customers was 7.8 percent, 37 percent lower than the national rate excluding Navient-serviced borrowers.
- Our outreach to borrowers is key. Nine times out of 10, if we can reach a struggling borrower, we help him or her avoid default.



2014 three-year cohort default rate
11.5%
Navient's CDR is
37 percent lower
than all others
7.8%
Default rate (%)
All borrowers
Navient-serviced borrowers

Source: "Official Cohort Default Rates for Schools," Federal Student Aid, 9/27/17; Navient data
The 2014 Cohort Default Rate analyzes data from the group of borrowers who entered repayment between Oct. 1, 2013, and Sept. 30, 2014, and who defaulted in a three-year window by fall of 2016. To isolate the difference in defaults between Navient borrowers and others, the difference is calculated by removing Navient's market share from the overall national cohort default rate; the resulting CDR for non-Navient serviced borrowers is 12.4 percent.

The benefits of obtaining a college degree outweigh the costs by a wide margin

Cumulative earnings net of college repayment costs



High School Diploma
Bachelor's Degree
$ 1.2 M
$ 1.0 M
$ 0.8 M
$ 0.6 M
$ 0.4 M
$ 0.2 M
$ 0.0 M
Cumulative earnings (2014 USD)
15
20
25
30
35
40
45
50
55
60
65
Age
+48.14%
A college degree pays for itself by age 34

"Combined, the workers with a Bachelor's degree or higher have accounted for 73 percent (8.4 million) of the 11.6 million jobs gained in the recovery."
– Georgetown University Researchers, 2016

"The lifetime financial benefits of an education have never been so high."
– Guillaume Vandenbrouckemes, Federal Reserve Bank of St. Louis, 2015

Source: Jennifer Ma, Matea Pender, and Meredith Welch, "Education Pays 2016," College Board, 2016; Guillaume Vandenbroucke, "Lifetime Benefits of an Education Have Never Been So High," St. Louis Fed, July 2015; Anthony Carnevale, Tamara Jayasundera, Artem Gulish, Analysis Of Current Population Survey Data, *America's Divided Recovery*, Georgetown University Center On Education And The Workforce, June 2016

The 2017 Money Under 35 study reconfirms the value of a college degree for young adults

College is a solid investment for those who complete their degree.

- College degree holders are more likely to be employed and have higher incomes than those with some college education but no degree.
- Additionally, 54 percent of young adults believe they will be better off than their parents.
  - 60 percent of degree holders agree with this statement, compared to 50 percent of non-degree holders.

Employment status by level of education attained



4%
22%
12%
13%
49%
8%
31%
6%
15%
40%
3%
17%
13%
12%
55%
1%
12%
7%
7%
13%
61%
1%
9%
4%
4%
7%
75%
3%
2%
11%
3%
81%
HS or less
Student
Some college, no degree
Associate degree
Bachelor's degree
Advanced degree
Employed full time
Employed part time
Full time at-home parent
Student
Unemployed
Other

Personal income by level of education attained



22%
36%
42%
10%
49%
41%
9%
49%
42%
16%
49%
35%
19%
60%
21%
50%
43%
6%
HS or less
Student
Some college, no degree
Associate degree
Bachelor's degree
Advanced degree
$100k+
$35k - $100k
<$35k

Non-completers of college have the highest instances of poor financial health

Average financial health index score by education level, 2017


Excellent financial health
Poor financial health
Percentage Of Respondents
55
50
45
40
35
30
25
20
15
10
5
0
20%
15%
19%
15%
27%
7%
17%
16%
16%
11%
38%
5%
High school or less
Student
Some college, no degree
Associate degree
Bachelor's degree
Advanced degree

Self-reported financial health scores increase with higher levels of educational attainment, with the exception of individuals who started, but did not complete, college.

- **Young adults who attended college but have not earned a degree are more likely to have a poor financial health index score than have an excellent financial health index score.**

Source: Navient, *Money Under 35 2017*

Today's repayment options are numerous and complex

Forbearance

Discretionary Forbearance
- Hardship Forbearance

Mandatory Forbearance
- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

Mandatory Administrative Forbearance
- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Teacher Loan Forgiveness

Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness


Forbearance
Deferments
2018
Forgiveness
Repayment Plans

Deferment

1. School (1)
2. School Full-Time (2)
3. School Half-Time (2)
4. Post Enrollment (1)
5. Graduate Fellowship (3)
6. Unemployment Deferment – 2 years (2)
7. Unemployment Deferment – 3 years (1)
8. Economic Hardship (1)
9. Rehabilitation Training Program (3)
10. Military Service (3)
11. Post-Active Duty Student (3)
12. Teacher Shortage (2)
13. Internship/Residency Training (2)
14. Temporary Total Disability (2)
15. Armed Forces or Public Health Services (2)
16. National Oceanic and Atmospheric Administration Corps (2)
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2)
18. Parental Leave (2)
19. Mother Entering/Re-entering Work Force (2)

Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA (4)
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA (4)
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA (4)
7. Income-Sensitive
8. Income-Contingent Ver. 1 (5)
9. Income-Contingent Ver. 2 (5)
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative (6)
16. REPAYE

Effective Date Details

(1) Limited to FFELP borrowers with all new loans made on or after July 1,1993; All DL are eligible.

(2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.

(3) All FFELP and DL loans are eligible regardless of disbursement date.

(4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.

(5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.

(6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

Funding & Liquidity

2018 Capital Markets Activity

- Acquired $824 million of education loans
  - Available capacity under FFELP secured facilities is $2.4 billion
  - Available capacity under Private Education Loan secured facilities is $0.7 billion

- FFELP ABS Transactions
  - Issued 2 transactions for $2.0 billion with a weighted average re-offer cost of funds of 1 month LIBOR plus 0.66%, which is a 35% reduction in spread versus the year ago quarter

- Private Education ABS Financing
  - Issued its first securitization consisting entirely of Private Education Refinance Loans, totaling $507 million with a weighted average re-offer cost of funds of 1 month LIBOR plus 0.56%, setting a new benchmark in the private education securitization space
  - ABS Repurchase Facility - Called and refinanced existing facilities, and entered into new repurchase agreements totaling $1.4 billion of debt and generating $849 million of net new cash

- Unsecured Financing
  - Continued to manage our unsecured debt footprint to more closely match cashflows
  - Settled make whole call of $1.2 billion par amount of unsecured debt due June 2018 on April 27, 2018, leaving no unsecured debt maturities remaining in 2018

- TNA Ratio improved to 1.21x in Q1 2018 from 1.20x in Q4 2017
  - Navient plans to resume share repurchases in the second half of 2018
  - Will manage the business to a TNA ratio between 1.23x - 1.25x by year end 2018

Secured Funding

2018 Issuance ($'s in millions) [1]			
1	Sprint Spectrum	$3,938	Device Payment Plan
2	Ford	$3,595	Auto
3	AmeriCredit / GM Financial	$3,293	Auto
4	Santander	$3,203	Auto
5	Ally	$3,112	Auto
6	Citibank	$2,800	Credit Card
7	**Navient**	**$2,508**	**Student Loan**
8	SoFi	$2,472	Consumer/Student Loan
9	Mercedes-Benz	$2,324	Auto
10	American Express	$2,000	Credit Card
11	World Omni	$1,802	Auto
12	Bank of America	$1,575	Credit Card
13	CarMax	$1,350	Auto
14	Honda	$1,316	Auto
15	BMW	$1,250	Auto
16	Toyota	$1,203	Auto
17	Verizon	$1,183	Device Payment Plan
18	Discover	$1,175	Credit Card
19	Enterprise	$1,000	Auto/Fleet
20	Hertz	$1,000	Auto/Fleet

Table Source: J.P. Morgan, ABS volume priced as of March 31, 2018

[1] Santander includes Drive Auto Receivables Trust ("DRIVE") and Chrysler Capital Auto Receivables Trust ("CCART") deals.

- Navient is among the largest issuers of ABS globally, having issued over $280 billion of Private Education and FFELP ABS transactions to date
- Nearly $85 billion of securitizations on balance sheet
- Available capacity under FFELP secured facilities is $2.4 billion
- Available capacity under Private Education Loan secured facilities is $724 million

FFELP ABS Transactions

	NAVSL 2018-2					NAVSL 2018-1				
Pricing Date: **Settlement Date:**	March 20, 2018 March 29, 2018					January 23, 2018 February 1, 2018				
Issuance Amount:	$999M					$1,002M				
Collateral:	US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans					US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans				
Prepayment Speed [1]:	6% CPR Stafford / 4% CPR Consolidation					6% CPR Stafford / 4% CPR Consolidation				
Tranching:	Class	Rating (M/S/D) [1]	Amt. ($M)	WAL [2]	Pricing [3]	Class	Rating (M/S/D) [1]	Amt. ($M)	WAL [2]	Pricing [3]
	A1	Aaa / AAA / AAA	$222	1.00	L + 0.27%	A1	Aaa / AAA / AAA	$233	1.00	L + 0.19%
	A2	Aaa / AAA / AAA	$278	3.50	L + 0.38%	A2	Aaa / AAA / AAA	$283	3.50	L + 0.35%
	A3	Aaa / AA+ / AAA	$484	8.37	L + 0.75%	A3	Aaa / AA+ / AAA	$471	8.09	L + 0.72%
	B	Aaa / A / AA	$15	11.66	L + 1.15%	B	Aaa / AA / AA	$15	10.90	L + 1.20%

[1] Represents ratings by Moody's, S&P, and DBRS.

[2] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.

[3] Pricing represents the reoffer yield to expected call.

Private Education Loan ABS Transactions

	NAVSL Trust 2018-A					NAVSL Trust 2017-A				
Pricing Date: **Settlement Date:**	February 13, 2018 February 22, 2018					October 12, 2017 October 26, 2017				
Issuance Amount:	$507M					$662M				
Collateral:	Private Education Refi Loans					Private Education Loans (includes Private Education Refi Loans)				
Prepayment Speed [1]:	12% CPR					6% CPR Non-Refi Loans / 10% CPR Refi Loans				
Tranching:	Class	Rating (S/D)[1]	Amt. ($M)	WAL [2]	Pricing [3]	Class	Rating (S/D)[1]	Amt. ($M)	WAL [2]	Pricing [3]
	A1	AAA / AAA	$301	1.5	EDSF + 0.27%	A1	AAA / AAA	$339	1.3	L + 0.40%
	A2	AAA / AAA	$163	5.3	S + 0.57%	A2A	AAA / AAA	$123	5.3	S + 0.85%
	B	NR / AA	$43	7.7	S + 0.95%	A2B	AAA / AAA	$123	5.3	L + 0.90%
						B	A / AA	$77	7.9	S + 1.75%

[1] Represents ratings by S&P and DBRS.

[2] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.

[3] Yield on fixed rate tranches A1, A2, and B, for 2018-A, were 2.55%, 3.22% and 3.71%, respectively; Yield on fixed rate tranches A2A and B for 2017-A, were 2.90% and 3.94%, respectively.

Long-term capital allocation philosophy

Consistently balance capital adequacy with capital allocation opportunities, including organic growth, stock repurchases and acquisitions

- ✓ **Execute dynamic capital allocation policy to maintain appropriate leverage that supports our credit ratings and enhances ongoing access to unsecured debt markets**
  - Execute TNA ratio [1] within guidance
  - Critical to delivering shareholder value
- ✓ **Maintain dividend**
- ✓ **Invest capital generated from legacy portfolio and operating businesses among the following:**
  - Loan growth (portfolio acquisitions and refi originations); Share repurchases; Acquisitions that exceed our investment return hurdle
- ✓ **Committed to ensuring excess capital is returned to shareholders**

[1] The tangible net asset (TNA) ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt.

Managing Unsecured Debt Maturities



2018 maturities decrease to $0.0 after call of unsecured debt, as of April 30
(par value, $'s in billions)
As of March 31, 2017
As of March 31, 2018
$1.7
$1.2
$2.4
$2.3
$2.1
$2.1
$1.4
$1.4
$1.5
$1.8
$1.5
$1.5
$1.4
$1.4
$0.1
$0.6
$0.0
$0.0
$0.0
$0.0
$1.6
$1.6
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028+

Rating Agency Profile

	Fitch	Moody's	S&P
Unsecured Debt Rating	BB	Ba3	B+
Outlook	Stable	Stable	Negative

Long-term Conservative Funding Approach

- Continued opportunistic debt repurchases
- Settled make whole call of $1.2 billion par amount of unsecured debt due June 2018 on April 27, 2018, leaving no unsecured debt maturities remaining in 2018

As of March 31, 2018

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in billions

FFELP Cash Flows	**03/31/18**
Secured	
Residual (including O/C)	$7.1
Floor Income	1.6
Servicing	2.6
Total Secured	$11.3
Unencumbered	0.7
Total FFELP Cash Flows	**$12.0**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$10.1
Servicing	0.7
Total Secured	$10.8
Unencumbered	3.3
Total Private Cash Flows	**$14.1**
Combined Cash Flows before Unsecured Debt	**$26.1**
Proforma Unsecured Debt [1]	**$12.7**

Enhancing Cash Flows

- Generated $0.6 billion of cash flows in 1st Quarter 2018
- Issued no unsecured debt and paid down $0.2 billion in 1st Quarter 2018
  - In the 1st quarter, Navient called $1.2 billion of debt due in June of 2018 that settled on April 27th
- Returned $42 million to shareholders through dividends in 1st Quarter 2018
- Acquired $0.8 billion of student loans in 1st Quarter 2018
- $26.1 billion of estimated future cash flows remain over ~ 20 years
  - Includes ~$10 billion of overcollateralization [2] (O/C) to be released from residuals
- $3.0 billion of unencumbered student loans
- $1.1 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect

[1] Excludes the called $1.2 billion of unsecured debt due June 2018 that settled on April 27, 2018.

[2] Includes the PC Turbo Repurchase Facility Debt totaling $2.7B as of 3/31/2018.

Education Loan Portfolio Generates Meaningful Cash Flows Over The Next Five Years

Projected Annual Private Education Loan Cash Flows


($'s in billions)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.7
$1.3
$1.6
$1.3
$1.3
Remaining 2018
2019
2020
2021
2022
Cash Flows assuming call option can be exercised at 10%

Projected Annual FFELP Loan Cash Flows


($'s in billions)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.2
$1.5
$1.4
$1.3
$1.2
Remaining 2018
2019
2020
2021
2022
Cash Flows assuming trusts run to maturity

Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate over $6 billion in cash flows over the next five years excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $2.6 billion are not securitized to term
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate over $6 billion in cash flows over the next five years excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.4 billion are not securitized to term
- Includes projected floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

FFELP Cash Flows Highly Predictable

$'s in millions

as of 03/31/2018	2018	2019	2020	2021	2022	2023	2024	2025
Projected FFELP Average Balance	$76,145	$69,873	$62,457	$55,411	$48,751	$42,258	$36,100	$30,257
Projected Excess Spread	$603	$808	$748	$685	$678	$606	$539	$486
Projected Servicing Revenue	$276	$346	$316	$288	$260	$232	$202	$170
Projected Total Revenue	$880	$1,154	$1,065	$973	$938	$838	$741	$656

	2026	2027	2028	2029	2030	2031	2032	2033+
Projected FFELP Average Balance	$24,726	$19,567	$15,103	$11,616	$8,688	$6,011	$3,904	$1,183
Projected Excess Spread	$433	$371	$296	$231	$199	$161	$98	$167
Projected Servicing Revenue	$138	$108	$81	$61	$46	$31	$20	$28
Projected Total Revenue	$572	$478	$377	$292	$245	$192	$118	$196

- Total Cash Flows from Projected Excess Spread = $7.1 Billion
- Total Cash Flows from Projected Servicing Revenues = $2.6 Billion

Assumptions
No Floor Income, CPR/CDR = 5%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
*Numbers may not add due to rounding

Secured Cash Flow

$'s in millions		1Q18YTD		2017		2016		2015
FFELP								
Term Securitized								
Servicing (Cash Paid)	$	74	$	314	$	342	$	387
Net Residual [1] (Excess Distributions)		99		643		624		724
Other Secured FFELP								
Net Cash Flow [2, 3]		128		612		503		244
Total FFELP	$	300	$	1,569	$	1,469	$	1,354
Private Credit								
Term Securitized								
Servicing (Cash Paid)	$	39	$	163	$	180	$	188
Residual (Excess Distribution)		105		419		330		198
Other Secured Financings								
Net Cash Flow		60		160		33		35
Total Private Credit	$	204	$	742	$	543	$	420
Total Proceeds from Residual Sales								
Total FFELP and Private Credit	$	504	$	2,311	$	2,013	$	1,774

Average Principal Balances		1Q18YTD		2017		2016		2015
FFELP								
Term FFELP	$	71,232	$	72,768	$	75,354	$	82,316
Other Secured FFELP		4,837		7,110		11,135		12,982
Total FFELP	$	76,069	$	79,879	$	86,489	$	95,297
Private Credit								
Term Private Credit	$	18,475	$	19,547	$	22,357	$	23,850
Other Secured Financings		3,680		2,406		612		993
Total Private Credit	$	22,155	$	21,953	$	22,969	$	24,843
Total FFELP and Private Credit	$	98,224	$	101,832	$	109,458	$	120,140

Note: Totals may not add due to rounding
[1] Beginning 1Q 2017, net residual has been revised to include the impact of all floor contracts and other derivative activity.
[2] Beginning 2016, Other Secured FFELP net cash flow includes all excess cash on deposit in the FHLB collection account, after bond paydowns. This cash is released to Navient Corporation.
[3] Beginning 1Q 2017, Net Cash Flow amount reported for all years shown have been revised to include payments made on the revolving credit agreements with Navient Corporation.

FFELP ABS

Recent FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features	Collateral Characteristics

FFELP ABS Transaction Features

- Issue size of $500M to $1.0B
- Denominated in US$
- Senior and subordinate notes
- Floating rate tied to 1 month LIBOR
- Amortizing tranches with 1 to 15(+) year average lives
- Compliant with U.S. risk retention regulations
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Insurance or guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1]
- Typically non-dischargeable in bankruptcy
- Offer significantly higher yields than government agency securities with comparable risk profiles

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents
Needs Based	Yes	No	No	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes [1]
Special Allowance Payments (SAP)	Yes	Yes	Yes [2]	Yes
Original Repayment Term [4]	120 months	120 months	120 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate [3]: $57,500 Graduate: $138,500	None	None

[1] Only on the subsidized portion of the loan.
[2] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000.
[4] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment.
Note: As of July 1, 2011

Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program



Historical Consolidation ABS CPRs by Issuance Vintage
Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS

Recent Private Education Loan ABS Issuance Characteristics

Private Education Loan ABS Transaction Features

- Issue size of $250M to $750M
- Senior and subordinate notes
- Amortizing tranches with 1 to 10 year average lives
- Fixed rate or floating rate tied to 1 month LIBOR
- Compliant with U.S. risk retention and/or European risk retention (5% retention)
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Collateralized by loans made to students and parents to fund college tuition, room and board
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk based pricing, debt-to-income, household income, and free cash flow, as applicable
- Seasoned assets benefiting from proven payment history and Refi assets with strong credit factors including high FICO scores, income, and ability to pay

Navient Private Education Loan Programs

	Smart Option	Undergraduate/Graduate/ Med/Law/MBA	Direct-to-Consumer (DTC)	Consolidation (Legacy)	Private Education Refi
Origination Channel	School	School	Direct-to-Consumer	Lender	Lender
Typical Borrower	Student	Student	Student	College Graduates	College Graduates & Select Non-Graduates
Typical Co-signer	Parent	Parent	Parent	Parent	Parent
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$50k-75k avg orig bal, 5-20 year term depending on balance, immediate repayment
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008	2006 through 2008	2014 through current
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower	Proceeds to lender to pay off loans being consolidated	Proceeds to lender to pay off loans being consolidated
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO	FICO and Debt-to-Income	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000	$400,000	$550,000
School UW	No	No	No	No	No
Additional Characteristics	‣ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ‣ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ‣ Both Title IV and non-Title IV schools [1]	‣ Made to students and parents through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ‣ Signature, Excel, Law, Med and MBA Loan brands ‣ Title IV schools only 1 ‣ Freshmen must have a cosigner with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: Marketing channel No school certification Disbursement of proceeds directly to borrower ‣ Title IV schools only[1] ‣ Freshmen must have a co-signer with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Loans made to students and parents to refinance one or more private education loans ‣ Student must provide proof of graduation in order to obtain loan	‣ Loans made to high FICO / high income customers with positive free cash flow and/or established credit profiles.

[1] Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Trusts

2014 - 2018YTD Issuance Program	Navient							
	NAV 14-CT	NAV 14-A	NAV 15-A	NAV 15-B	NAV 15-C	NAV 16-A	NAV 17-A	NAV 18-A
Bond Amount ($mil)	463	664	689	700	359	488	662	507
Initial AAA Enhancement (%)	30%	30%	32%	36%	48%	41%	22%	12%
Initial Enhancement (%)	17%	22%	23%	36%	40%	34%	12%	4%
Loan Program (%)								
Signature/Law/MBA/Med	0%	26%	27%	52%	81%	43%	17%	0%
Smart Option	0%	50%	51%	0%	0%	29%	30%	0%
Consolidation	0%	9%	2%	8%	3%	9%	0%	0%
Private Education Refi	0%	0%	0%	0%	0%	0%	52%	100%
Direct to Consumer	0%	15%	20%	26%	8%	20%	1%	0%
Career Training	100%	0%	0%	13%	8%	0%	0%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status (%)								
School, Grace, Deferment	0%	46%	24%	9%	12%	12%	9%	0%
Repayment	99%	53%	68%	89%	85%	84%	89%	100%
Forbearance	1%	1%	8%	2%	3%	3%	2%	0%
WA Term to Maturity (Mo.)	104	161	155	157	159	165	135	133
WA Months in Repayment (Mo.)	80	40	30	68	60	51	23	-
% Loans with Cosigner	71%	79%	80%	64%	38%	69%	49%	0%
% Loans with No Cosigner	29%	21%	20%	36%	62%	31%	51%	100%
WA FICO at Origination	743	739	731	730	625	720	752	765
WA Recent FICO at Issuance	726	737	714	726	690	713	750	-
WA FICO (Cosigner at Origination)	749	748	738	742	635	731	748	-
WA FICO (Cosigner at Rescored)	735	746	724	739	697	725	749	-
WA FICO (Borrower at Origination)	728	707	701	704	619	696	755	765
WA FICO (Borrower at Rescored)	701	701	672	704	687	685	752	-
WA LIBOR Equivalent Margin(1)	7.01%	6.66%	7.38%	5.58%	9.32%	7.15%	6.24%	3.65%

[1] *Assumes Prime/LIBOR spread of 3.00% for all transactions.*

Navient Portfolio Transition to Seasoned Collateral

- Securitized legacy collateral will continue to season given the company transitioned from originations to portfolio acquisition and management
- Most defaults occur early in repayment; loan performance improves as loans season
- As of March 2018, the private legacy securitized loan portfolio is approximately 98 months into repayment; about 84% of total expected defaults have already occurred



Distribution of Defaults by Months Since Repayment Begin Date
Trust Portfolio Average Time in Repayment as of each Year End
2013
2014
2015
2016
2017
2018TD
Percent of Total Defaults
30%
25%
20%
15%
10%
5%
0%
12
24
36
48
60
72
84
96
108
120
132
144
156
168
Months Since Repayment Begin Date
Defaults Per Month Since Repayment Begin Date (Managed Portfolio)

Navient Private Education Loan Trusts – Prepayment Analysis

- Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following our decision to suspend our consolidation loan program in 2008



Constant Prepayment Rate (CPR)
14%
12%
10%
8%
6%
4%
2%
0%
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A
2017-A

Cohort Default Triangles

- The following cohort default triangles provide loan performance information for certain Private Education Loans of Navient Corporation and its consolidated subsidiaries that meet such subsidiaries' securitization criteria (including those criteria listed below):
  - Program types include Undergraduate/Graduate [1], Direct-to-Consumer ("DTC") [2], Career Training [3] and Private Consolidation Loans
  - FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least 640
- The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of Navient Corporation and its consolidated subsidiaries as a whole or any particular securitization trust

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Direct-to-Consumer Loans marketed under the Tuition Answer brand.*
3. *Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.*

Cohort Default Triangles

- The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, cosigner status, and school type
- Terms and calculations used in the cohort default triangles are defined below:
  - Repayment Year – The calendar year loans entered repayment
  - Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
  - Years in Repayment – Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment.
  - Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
    - Defaulted principal includes any interest capitalization that occurred prior to default
    - Defaulted principal is not reduced by any amounts recovered after the loan defaulted
    - Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
  - Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year

Cohort Default Triangles

Undergraduate/Graduate [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.4%	0.8%	0.4%	0.2%	1.5%	0.8%	0.4%	0.4%	0.0%	0.1%	**5.2%**
1999	$28	0.0%	0.0%	0.0%	0.1%	0.8%	0.6%	1.4%	0.4%	0.3%	1.0%	0.5%	0.2%	0.7%	0.3%	0.1%	0.4%	**7.0%**
2000	$71	0.0%	0.0%	0.0%	0.6%	1.2%	1.3%	0.7%	0.9%	1.5%	1.5%	1.0%	0.8%	0.5%	0.4%	0.3%	0.2%	**11.0%**
2001	$196	0.0%	0.0%	0.1%	1.3%	1.7%	1.0%	1.9%	1.3%	2.4%	1.8%	1.5%	0.9%	0.6%	0.4%	0.3%	0.2%	**15.5%**
2002	$411	0.0%	0.2%	0.2%	1.5%	1.5%	2.2%	1.8%	2.6%	2.2%	1.4%	1.0%	0.7%	0.6%	0.6%	0.3%	0.2%	**17.1%**
2003	$732	0.0%	0.2%	0.7%	1.3%	2.3%	1.9%	3.0%	2.7%	1.9%	1.2%	0.8%	0.7%	0.6%	0.4%	0.4%	0.1%	**18.3%**
2004	$1,266	0.0%	0.3%	0.4%	2.7%	2.4%	3.8%	3.3%	2.0%	1.6%	1.2%	0.8%	0.8%	0.6%	0.5%	0.2%		**20.4%**
2005	$1,794	0.0%	0.1%	0.7%	3.7%	5.0%	4.3%	2.5%	1.9%	1.4%	1.0%	0.8%	0.7%	0.6%	0.2%			**22.7%**
2006	$2,386	0.0%	0.1%	2.3%	5.2%	5.2%	3.0%	2.1%	1.7%	1.3%	1.1%	0.9%	0.7%	0.2%				**23.7%**
2007	$2,874	0.0%	0.5%	4.5%	6.1%	3.8%	2.4%	2.0%	1.6%	1.3%	1.0%	0.9%	0.3%					**24.6%**
2008	$3,370	0.0%	2.9%	5.4%	5.0%	3.1%	2.5%	1.9%	1.7%	1.4%	1.2%	0.5%						**25.7%**
2009	$3,564	0.0%	4.2%	4.3%	4.2%	3.0%	2.1%	2.0%	1.6%	1.3%	0.6%							**23.2%**
2010	$2,918	0.0%	4.1%	4.2%	4.0%	2.2%	2.0%	1.8%	1.6%	0.7%								**20.7%**
2011	$1,938	0.0%	3.4%	5.0%	2.5%	2.2%	1.9%	1.7%	0.8%									**17.5%**
2012	$1,129	0.0%	3.2%	4.0%	2.6%	2.1%	1.9%	0.9%										**14.8%**
2013	$510	0.0%	3.1%	3.8%	2.7%	2.0%	1.0%											**12.6%**
2014	$232	0.1%	4.2%	3.7%	2.1%	0.9%												**11.0%**
2015	$106	0.1%	4.5%	4.6%	1.1%													**10.4%**

Note: Data as of 03/31/18.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																Total
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	
1998	$6	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.6%	1.0%	0.4%	0.0%	0.2%	1.1%	0.1%	0.0%	0.0%	0.1%	**3.6%**
1999	$14	0.0%	0.0%	0.0%	0.0%	0.4%	0.1%	0.9%	0.4%	0.2%	0.1%	0.4%	0.0%	0.0%	0.1%	0.2%	0.2%	**3.1%**
2000	$38	0.0%	0.0%	0.0%	0.5%	0.6%	0.7%	0.8%	0.4%	0.7%	1.2%	0.8%	0.9%	0.2%	0.4%	0.1%	0.1%	**7.7%**
2001	$95	0.0%	0.0%	0.1%	0.8%	1.1%	0.7%	1.4%	1.1%	1.7%	1.4%	1.2%	1.0%	0.4%	0.3%	0.4%	0.2%	**11.7%**
2002	$208	0.0%	0.1%	0.2%	1.0%	0.9%	1.6%	1.0%	2.2%	1.7%	1.2%	0.8%	0.7%	0.5%	0.4%	0.3%	0.2%	**12.9%**
2003	$390	0.0%	0.1%	0.4%	0.7%	1.2%	1.2%	2.4%	2.1%	1.4%	0.9%	0.8%	0.6%	0.6%	0.4%	0.4%	0.1%	**13.3%**
2004	$695	0.0%	0.2%	0.2%	1.4%	1.4%	2.7%	2.5%	1.6%	1.2%	1.0%	0.7%	0.6%	0.5%	0.4%	0.2%		**14.6%**
2005	$955	0.0%	0.0%	0.3%	1.9%	3.3%	2.9%	2.0%	1.4%	1.1%	0.9%	0.7%	0.6%	0.5%	0.2%			**15.6%**
2006	$1,284	0.0%	0.0%	1.0%	3.3%	3.4%	2.2%	1.6%	1.3%	1.1%	0.8%	0.8%	0.6%	0.2%				**16.3%**
2007	$1,613	0.0%	0.2%	2.7%	4.1%	2.7%	1.8%	1.5%	1.3%	1.1%	0.9%	0.7%	0.3%					**17.4%**
2008	$1,977	0.0%	1.5%	3.5%	3.4%	2.2%	1.9%	1.5%	1.4%	1.2%	1.1%	0.5%						**18.2%**
2009	$2,242	0.0%	2.3%	2.8%	2.9%	2.2%	1.5%	1.5%	1.2%	1.1%	0.5%							**16.1%**
2010	$1,931	0.0%	2.3%	2.6%	2.5%	1.6%	1.5%	1.4%	1.3%	0.5%								**13.8%**
2011	$1,384	0.0%	1.8%	3.0%	1.6%	1.5%	1.4%	1.3%	0.6%									**11.2%**
2012	$861	0.0%	1.8%	2.5%	1.8%	1.4%	1.3%	0.7%										**9.6%**
2013	$391	0.0%	1.9%	2.5%	1.7%	1.5%	0.9%											**8.5%**
2014	$178	0.1%	2.8%	2.8%	1.8%	0.6%												**8.0%**
2015	$79	0.1%	2.8%	2.9%	0.7%													**6.5%**

Note: Data as of 03/31/18.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] Without Co-signer																		
	Disbursed Principal Entering	Periodic Defaults by Years in Repayment [2,3]																
Repayment Year	Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$5	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.6%	0.4%	0.4%	3.1%	0.5%	0.8%	0.9%	0.0%	0.2%	**7.2%**
1999	$14	0.0%	0.0%	0.0%	0.3%	1.3%	1.1%	1.8%	0.4%	0.3%	1.8%	0.6%	0.5%	1.4%	0.6%	0.1%	0.6%	**10.8%**
2000	$34	0.0%	0.0%	0.0%	0.8%	1.9%	2.0%	0.6%	1.5%	2.3%	2.0%	1.1%	0.7%	0.7%	0.4%	0.5%	0.3%	**14.8%**
2001	$102	0.0%	0.0%	0.1%	1.8%	2.3%	1.4%	2.3%	1.5%	3.1%	2.3%	1.8%	0.8%	0.7%	0.4%	0.3%	0.2%	**19.0%**
2002	$203	0.0%	0.2%	0.3%	1.9%	2.2%	2.8%	2.6%	3.0%	2.7%	1.7%	1.3%	0.7%	0.7%	0.7%	0.4%	0.2%	**21.4%**
2003	$342	0.0%	0.3%	1.1%	2.0%	3.6%	2.8%	3.7%	3.3%	2.4%	1.6%	0.9%	0.7%	0.6%	0.4%	0.5%	0.1%	**24.0%**
2004	$571	0.0%	0.4%	0.7%	4.3%	3.5%	5.1%	4.3%	2.4%	1.9%	1.4%	0.9%	1.1%	0.7%	0.5%	0.2%		**27.4%**
2005	$839	0.0%	0.1%	1.1%	5.8%	6.9%	5.8%	3.0%	2.4%	1.8%	1.2%	1.0%	0.7%	0.6%	0.2%			**30.7%**
2006	$1,103	0.0%	0.2%	3.7%	7.4%	7.2%	4.0%	2.7%	2.1%	1.5%	1.3%	0.9%	0.7%	0.3%				**32.3%**
2007	$1,261	0.0%	1.0%	6.9%	8.6%	5.2%	3.2%	2.7%	2.0%	1.6%	1.2%	1.1%	0.4%					**33.8%**
2008	$1,393	0.0%	4.8%	8.1%	7.2%	4.3%	3.5%	2.4%	2.2%	1.8%	1.4%	0.5%						**36.3%**
2009	$1,322	0.0%	7.3%	6.9%	6.5%	4.4%	2.9%	2.8%	2.1%	1.7%	0.7%							**35.3%**
2010	$987	0.0%	7.5%	7.4%	6.8%	3.5%	3.0%	2.7%	2.3%	1.0%								**34.2%**
2011	$553	0.0%	7.5%	9.9%	4.7%	3.9%	3.1%	2.8%	1.3%									**33.3%**
2012	$267	0.1%	7.7%	8.9%	5.3%	4.0%	3.7%	1.6%										**31.5%**
2013	$119	0.1%	7.0%	8.0%	5.7%	3.8%	1.5%											**26.1%**
2014	$54	0.1%	8.8%	6.8%	3.0%	2.0%												**20.7%**
2015	$27	0.4%	9.3%	9.5%	2.5%													**21.7%**

Note: Data as of 03/31/18.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] Non-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.4%	0.4%	0.4%	0.2%	1.1%	0.7%	0.3%	0.4%	0.0%	0.1%	**4.2%**
1999	$26	0.0%	0.0%	0.0%	0.0%	0.8%	0.5%	1.2%	0.4%	0.3%	1.0%	0.5%	0.2%	0.5%	0.4%	0.1%	0.3%	**6.2%**
2000	$68	0.0%	0.0%	0.0%	0.6%	1.0%	1.4%	0.5%	0.9%	1.4%	1.3%	1.0%	0.8%	0.5%	0.4%	0.3%	0.2%	**10.4%**
2001	$180	0.0%	0.0%	0.1%	1.0%	1.3%	0.9%	1.6%	1.2%	2.4%	1.8%	1.5%	0.8%	0.6%	0.4%	0.3%	0.2%	**14.1%**
2002	$360	0.0%	0.2%	0.2%	1.2%	1.0%	1.8%	1.6%	2.3%	2.0%	1.3%	0.9%	0.7%	0.6%	0.5%	0.3%	0.2%	**14.7%**
2003	$630	0.0%	0.2%	0.6%	0.8%	1.8%	1.6%	2.6%	2.4%	1.7%	1.1%	0.8%	0.6%	0.6%	0.4%	0.4%	0.1%	**15.6%**
2004	$1,006	0.0%	0.2%	0.2%	1.8%	1.6%	2.9%	2.7%	1.7%	1.3%	1.1%	0.7%	0.8%	0.5%	0.4%	0.2%		**16.3%**
2005	$1,362	0.0%	0.0%	0.4%	2.4%	3.5%	3.2%	2.0%	1.6%	1.2%	0.9%	0.7%	0.6%	0.5%	0.2%			**17.2%**
2006	$1,767	0.0%	0.1%	1.5%	3.5%	3.6%	2.4%	1.7%	1.4%	1.1%	0.9%	0.7%	0.6%	0.2%				**17.8%**
2007	$2,104	0.0%	0.4%	3.4%	4.3%	2.8%	2.0%	1.8%	1.3%	1.2%	0.9%	0.8%	0.3%					**19.1%**
2008	$2,458	0.0%	2.2%	3.9%	3.6%	2.5%	2.2%	1.6%	1.5%	1.3%	1.0%	0.4%						**20.2%**
2009	$2,687	0.0%	3.2%	3.4%	3.5%	2.5%	1.8%	1.7%	1.3%	1.1%	0.5%							**19.1%**
2010	$2,378	0.0%	3.4%	3.7%	3.4%	1.9%	1.8%	1.6%	1.5%	0.6%								**18.1%**
2011	$1,665	0.0%	2.9%	4.3%	2.2%	2.0%	1.7%	1.6%	0.7%									**15.4%**
2012	$1,003	0.0%	2.9%	3.6%	2.4%	1.9%	1.8%	0.8%										**13.3%**
2013	$459	0.0%	2.8%	3.3%	2.4%	1.9%	0.9%											**11.4%**
2014	$210	0.0%	3.8%	3.3%	1.8%	0.8%												**9.8%**
2015	$97	0.1%	4.3%	4.2%	1.0%													**9.6%**

Note: Data as of 03/31/18.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] For-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$0.4	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	11.7%	0.0%	0.0%	10.9%	3.5%	4.4%	0.0%	0.3%	0.0%	**30.8%**
1999	$2	0.0%	0.0%	0.0%	2.0%	1.3%	1.9%	4.4%	0.0%	0.0%	0.0%	0.0%	0.8%	4.8%	0.0%	0.8%	2.2%	**18.2%**
2000	$3	0.2%	0.0%	0.0%	0.4%	5.7%	1.0%	4.2%	2.8%	3.4%	6.3%	0.1%	1.5%	0.3%	0.1%	0.0%	0.5%	**26.4%**
2001	$16	0.0%	0.3%	0.2%	5.1%	5.4%	2.7%	4.1%	2.9%	2.6%	2.7%	1.9%	1.4%	0.5%	0.2%	0.7%	0.3%	**30.9%**
2002	$51	0.0%	0.1%	0.6%	3.6%	5.0%	4.7%	3.4%	4.7%	4.0%	2.7%	1.6%	1.1%	1.0%	1.1%	0.5%	0.3%	**34.5%**
2003	$102	0.0%	0.3%	1.8%	4.4%	5.5%	4.3%	5.4%	4.6%	2.7%	1.8%	1.2%	0.9%	0.8%	0.4%	0.7%	0.2%	**34.9%**
2004	$260	0.0%	0.4%	1.1%	6.3%	5.1%	7.1%	6.0%	2.8%	2.4%	1.6%	1.2%	1.0%	0.7%	0.6%	0.2%		**36.5%**
2005	$432	0.0%	0.1%	1.5%	8.0%	9.5%	7.7%	3.9%	2.8%	2.1%	1.5%	1.1%	0.9%	0.6%	0.3%			**40.0%**
2006	$619	0.0%	0.3%	4.4%	10.0%	9.7%	4.8%	3.2%	2.4%	1.7%	1.4%	1.2%	1.0%	0.3%				**40.5%**
2007	$770	0.0%	0.9%	7.7%	10.9%	6.5%	3.6%	2.8%	2.3%	1.8%	1.4%	1.1%	0.6%					**39.6%**
2008	$912	0.0%	4.6%	9.5%	8.7%	4.7%	3.5%	2.7%	2.2%	1.9%	1.8%	0.7%						**40.3%**
2009	$877	0.0%	7.0%	7.0%	6.4%	4.5%	2.9%	2.7%	2.2%	2.0%	0.8%							**35.7%**
2010	$540	0.0%	6.9%	6.3%	6.5%	3.6%	2.9%	2.8%	2.2%	1.0%								**32.2%**
2011	$273	0.1%	6.9%	8.8%	4.2%	3.3%	2.7%	2.7%	1.3%									**30.1%**
2012	$125	0.0%	5.9%	7.7%	4.4%	3.5%	2.9%	1.9%										**26.3%**
2013	$52	0.2%	5.8%	7.5%	4.8%	3.0%	1.7%											**23.1%**
2014	$22	0.4%	7.6%	7.6%	4.8%	1.7%												**22.1%**
2015	$9	1.1%	6.4%	9.5%	2.1%													**19.1%**

Note: Data as of 03/31/18.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 740-850 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.4%	0.4%	0.9%	0.9%	0.0%	0.0%	0.0%	0.0%	**2.8%**
1999	$6	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	1.7%	0.5%	0.2%	0.2%	0.0%	0.2%	0.0%	0.4%	0.0%	0.8%	**4.9%**
2000	$22	0.0%	0.0%	0.0%	0.3%	0.4%	0.4%	0.2%	0.3%	1.0%	0.9%	0.4%	0.5%	0.0%	0.1%	0.1%	0.1%	**5.0%**
2001	$66	0.0%	0.0%	0.1%	0.6%	0.4%	0.4%	1.0%	0.8%	1.0%	0.7%	0.7%	0.7%	0.4%	0.3%	0.3%	0.1%	**7.4%**
2002	$143	0.0%	0.2%	0.1%	0.6%	0.5%	0.8%	0.7%	1.3%	1.0%	0.6%	0.5%	0.5%	0.3%	0.4%	0.2%	0.1%	**7.8%**
2003	$260	0.0%	0.1%	0.3%	0.5%	0.7%	0.9%	1.3%	1.5%	0.9%	0.7%	0.6%	0.4%	0.4%	0.2%	0.2%	0.0%	**8.7%**
2004	$462	0.0%	0.2%	0.2%	0.9%	0.9%	1.6%	1.5%	1.0%	0.9%	0.7%	0.5%	0.5%	0.3%	0.2%	0.1%		**9.5%**
2005	$645	0.0%	0.0%	0.2%	1.3%	1.9%	1.8%	1.2%	1.0%	0.7%	0.7%	0.5%	0.4%	0.3%	0.1%			**10.2%**
2006	$862	0.0%	0.0%	0.7%	1.9%	1.9%	1.3%	0.9%	0.9%	0.7%	0.6%	0.6%	0.4%	0.1%				**10.0%**
2007	$1,044	0.0%	0.2%	1.3%	1.9%	1.4%	1.2%	1.0%	0.9%	0.7%	0.6%	0.5%	0.2%					**9.9%**
2008	$1,225	0.0%	0.8%	1.7%	1.7%	1.3%	1.1%	0.9%	0.9%	0.7%	0.7%	0.3%						**10.0%**
2009	$1,398	0.0%	1.3%	1.6%	1.6%	1.4%	0.9%	0.9%	0.7%	0.7%	0.3%							**9.4%**
2010	$1,222	0.0%	1.5%	1.6%	1.7%	1.2%	1.0%	0.9%	0.9%	0.3%								**9.1%**
2011	$844	0.0%	1.2%	1.9%	1.1%	1.0%	1.0%	0.9%	0.4%									**7.6%**
2012	$511	0.0%	1.3%	1.6%	1.2%	1.0%	0.9%	0.5%										**6.5%**
2013	$235	0.0%	1.3%	1.9%	1.0%	1.3%	0.7%											**6.2%**
2014	$105	0.0%	1.9%	2.2%	1.1%	0.4%												**5.6%**
2015	$46	0.1%	2.4%	1.8%	0.3%													**4.6%**

Note: Data as of 03/31/18.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
3. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
4. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 700-739 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	2.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.0%	0.0%	**3.6%**
1999	$8	0.0%	0.0%	0.0%	0.0%	0.5%	0.4%	0.7%	0.0%	0.3%	1.5%	0.7%	0.1%	0.8%	0.1%	0.0%	0.1%	**5.1%**
2000	$21	0.0%	0.0%	0.0%	0.4%	0.7%	1.3%	0.8%	1.0%	0.8%	1.3%	0.7%	0.6%	0.4%	0.7%	0.2%	0.0%	**9.0%**
2001	$56	0.0%	0.1%	0.1%	1.0%	1.4%	0.6%	1.4%	0.9%	2.0%	1.4%	1.2%	0.9%	0.5%	0.3%	0.3%	0.2%	**12.4%**
2002	$116	0.0%	0.1%	0.2%	1.2%	1.2%	2.0%	1.5%	2.4%	1.6%	1.4%	0.9%	0.5%	0.4%	0.5%	0.3%	0.3%	**14.4%**
2003	$204	0.0%	0.2%	0.6%	1.0%	1.7%	1.6%	2.6%	2.0%	1.8%	1.2%	0.8%	0.6%	0.6%	0.3%	0.4%	0.1%	**15.5%**
2004	$351	0.0%	0.2%	0.3%	2.0%	1.9%	3.1%	3.1%	1.9%	1.5%	1.1%	0.7%	0.7%	0.5%	0.5%	0.2%		**17.6%**
2005	$495	0.0%	0.1%	0.5%	2.6%	4.1%	3.5%	2.4%	1.8%	1.3%	0.9%	0.7%	0.6%	0.6%	0.1%			**19.2%**
2006	$632	0.0%	0.1%	1.6%	4.0%	4.4%	2.8%	1.9%	1.4%	1.1%	0.9%	0.7%	0.6%	0.2%				**19.8%**
2007	$734	0.0%	0.4%	3.3%	4.8%	3.2%	1.9%	1.8%	1.4%	1.2%	0.9%	0.7%	0.3%					**20.0%**
2008	$849	0.0%	2.1%	4.3%	4.0%	2.7%	2.2%	1.6%	1.4%	1.3%	1.1%	0.4%						**21.2%**
2009	$922	0.0%	3.3%	3.7%	3.8%	2.8%	1.9%	1.8%	1.5%	1.2%	0.6%							**20.5%**
2010	$749	0.0%	3.6%	3.9%	3.6%	2.1%	1.8%	1.7%	1.6%	0.7%								**19.0%**
2011	$488	0.0%	3.0%	4.4%	2.3%	2.2%	1.6%	1.7%	0.7%									**16.0%**
2012	$284	0.1%	2.8%	3.6%	2.4%	2.2%	1.7%	1.0%										**13.7%**
2013	$127	0.0%	2.5%	3.2%	2.4%	1.6%	1.0%											**10.9%**
2014	$59	0.1%	3.6%	3.6%	2.3%	0.7%												**10.3%**
2015	$27	0.1%	4.0%	4.3%	1.5%													**10.0%**

Note: Data as of 03/31/18.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
3. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
4. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 670-699 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.3%	0.5%	0.3%	2.8%	0.0%	0.5%	0.5%	0.1%	0.3%	**6.4%**
1999	$7	0.0%	0.0%	0.0%	0.5%	1.4%	0.5%	1.3%	0.3%	0.3%	0.1%	0.7%	0.5%	1.3%	0.4%	0.0%	0.5%	**7.8%**
2000	$14	0.0%	0.0%	0.0%	0.9%	1.5%	1.9%	0.3%	1.2%	0.9%	1.4%	1.3%	1.0%	0.9%	0.4%	0.7%	0.2%	**12.7%**
2001	$39	0.0%	0.0%	0.1%	1.4%	2.4%	1.6%	2.0%	1.6%	2.7%	2.9%	2.0%	0.8%	0.6%	0.3%	0.4%	0.2%	**19.1%**
2002	$80	0.0%	0.2%	0.3%	1.8%	2.2%	2.5%	2.6%	3.2%	2.9%	1.6%	1.2%	0.9%	0.7%	0.6%	0.4%	0.3%	**21.6%**
2003	$141	0.0%	0.1%	0.9%	1.7%	3.2%	2.4%	3.9%	3.4%	2.2%	1.5%	0.8%	0.7%	0.8%	0.5%	0.6%	0.1%	**22.9%**
2004	$242	0.0%	0.3%	0.6%	3.6%	2.9%	4.9%	4.2%	2.4%	1.8%	1.4%	0.9%	1.1%	0.6%	0.6%	0.2%		**25.6%**
2005	$339	0.0%	0.1%	0.8%	5.1%	6.1%	5.6%	3.3%	2.0%	1.8%	1.3%	0.9%	0.7%	0.6%	0.3%			**28.7%**
2006	$464	0.0%	0.2%	3.2%	6.8%	6.7%	3.9%	2.7%	2.1%	1.5%	1.4%	1.1%	0.8%	0.3%				**30.8%**
2007	$576	0.0%	0.8%	6.3%	8.4%	5.4%	3.4%	2.7%	2.0%	1.7%	1.2%	1.1%	0.4%					**33.5%**
2008	$690	0.0%	4.1%	7.8%	7.2%	4.2%	3.3%	2.5%	2.3%	1.9%	1.5%	0.7%						**35.5%**
2009	$703	0.0%	6.1%	6.4%	6.4%	4.3%	2.9%	2.9%	2.3%	1.8%	0.7%							**33.9%**
2010	$557	0.0%	6.4%	6.5%	6.1%	3.1%	3.1%	2.6%	2.2%	1.0%								**30.9%**
2011	$361	0.0%	5.2%	8.2%	4.0%	3.2%	2.9%	2.6%	1.1%									**27.2%**
2012	$201	0.1%	5.0%	6.7%	4.2%	3.1%	2.9%	1.3%										**23.3%**
2013	$90	0.0%	5.2%	6.1%	4.3%	3.0%	1.6%											**20.4%**
2014	$42	0.1%	6.3%	5.7%	3.3%	1.6%												**17.0%**
2015	$19	0.4%	5.8%	6.6%	1.6%													**14.3%**

Note: Data as of 03/31/18.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
3. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
4. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 640-669 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.8%	0.0%	2.9%	2.8%	1.3%	0.2%	0.0%	0.3%	**9.0%**
1999	$6	0.0%	0.0%	0.0%	0.0%	1.1%	1.2%	2.2%	0.8%	0.3%	2.1%	0.5%	0.1%	0.7%	0.5%	0.6%	0.5%	**10.6%**
2000	$14	0.0%	0.0%	0.0%	1.3%	3.0%	2.2%	1.7%	1.6%	3.7%	2.9%	1.8%	1.5%	0.7%	0.5%	0.3%	0.6%	**21.9%**
2001	$35	0.0%	0.0%	0.2%	2.9%	3.8%	2.3%	3.9%	2.8%	5.4%	3.6%	2.8%	1.3%	0.9%	0.6%	0.4%	0.6%	**31.7%**
2002	$71	0.0%	0.2%	0.5%	3.3%	3.3%	5.0%	3.7%	4.9%	4.9%	2.9%	2.0%	1.3%	1.5%	1.0%	0.6%	0.3%	**35.3%**
2003	$127	0.0%	0.3%	1.8%	3.3%	5.4%	4.3%	6.0%	5.3%	3.5%	2.2%	1.4%	1.2%	1.0%	0.8%	0.8%	0.2%	**37.4%**
2004	$211	0.0%	0.5%	0.9%	6.7%	5.6%	8.4%	6.7%	3.6%	2.8%	2.1%	1.6%	1.6%	1.1%	0.8%	0.3%		**42.9%**
2005	$315	0.0%	0.1%	1.6%	8.8%	11.3%	9.0%	4.4%	3.6%	2.7%	1.7%	1.5%	1.2%	1.0%	0.3%			**47.1%**
2006	$429	0.0%	0.3%	5.5%	12.0%	11.1%	5.9%	4.1%	3.3%	2.3%	1.8%	1.3%	1.0%	0.5%				**49.0%**
2007	$520	0.0%	1.3%	10.6%	13.4%	7.8%	4.6%	3.8%	2.9%	2.4%	1.9%	1.5%	0.6%					**50.9%**
2008	$606	0.0%	6.7%	11.8%	10.4%	6.1%	4.9%	3.6%	3.3%	2.6%	2.2%	0.7%						**52.4%**
2009	$542	0.0%	10.5%	9.7%	8.9%	5.9%	4.1%	3.9%	3.0%	2.7%	1.0%							**49.7%**
2010	$390	0.0%	9.9%	9.6%	9.1%	4.6%	4.2%	3.9%	3.3%	1.3%								**45.9%**
2011	$244	0.0%	9.3%	11.9%	5.4%	4.4%	4.1%	3.4%	1.7%									**40.3%**
2012	$133	0.0%	8.5%	10.4%	6.2%	4.4%	4.5%	2.1%										**36.0%**
2013	$59	0.1%	8.3%	8.6%	7.2%	4.2%	1.2%											**29.5%**
2014	$27	0.3%	10.7%	6.8%	3.7%	2.5%												**24.1%**
2015	$14	0.2%	10.5%	12.0%	2.5%													**25.2%**

Note: Data as of 03/31/18.

1. *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
2. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
3. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
4. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Private Consolidation Loans With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	12	Total
2006	$249	0.0%	0.1%	0.1%	0.5%	0.6%	0.6%	0.4%	0.3%	0.4%	0.4%	0.4%	0.3%	0.1%	**4.2%**
2007	$675	0.0%	0.0%	0.2%	0.4%	0.6%	0.5%	0.4%	0.5%	0.3%	0.4%	0.3%	0.2%		**3.7%**
2008	$376	0.0%	0.1%	0.4%	0.7%	0.6%	0.6%	0.5%	0.3%	0.3%	0.5%	0.2%			**4.3%**

Private Consolidation Loans Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	12	Total
2006	$125	0.0%	0.4%	0.9%	1.4%	1.8%	1.5%	1.0%	1.2%	1.1%	0.5%	0.7%	0.5%	0.1%	**11.1%**
2007	$295	0.0%	0.0%	0.9%	1.0%	1.3%	1.0%	1.0%	0.8%	0.6%	0.7%	0.6%	0.4%		**8.2%**
2008	$133	0.0%	0.2%	1.7%	2.1%	1.8%	1.8%	1.9%	1.1%	1.0%	0.3%	0.5%			**12.4%**

Note: Data as of 03/31/18.

1. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
2. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

DTC With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
2004	$10	0.0%	0.0%	0.1%	0.1%	0.4%	1.3%	0.6%	0.6%	0.0%	0.1%	0.0%	0.2%	0.1%	0.9%	0.0%	**4.4%**
2005	$90	0.0%	0.2%	1.2%	0.9%	2.1%	2.9%	1.6%	1.4%	1.3%	1.3%	0.8%	0.4%	0.5%	0.2%		**14.7%**
2006	$207	0.0%	1.1%	2.8%	5.9%	6.1%	3.7%	2.9%	2.6%	1.4%	1.4%	1.3%	1.1%	0.2%			**30.5%**
2007	$362	0.0%	0.7%	6.4%	7.9%	5.2%	3.5%	3.5%	2.6%	2.2%	1.5%	1.4%	0.6%				**35.4%**
2008	$535	0.0%	3.9%	7.8%	6.4%	4.6%	3.8%	3.0%	2.7%	1.9%	1.7%	0.7%					**36.5%**
2009	$531	0.0%	5.0%	5.0%	5.3%	4.2%	3.2%	2.9%	2.6%	2.4%	0.9%						**31.4%**
2010	$414	0.0%	4.8%	5.3%	6.1%	3.6%	3.5%	3.1%	3.0%	1.4%							**30.8%**
2011	$254	0.1%	4.9%	6.8%	4.7%	3.7%	3.9%	3.6%	1.8%								**29.5%**
2012	$137	0.0%	3.9%	6.2%	5.8%	5.4%	4.6%	2.7%									**28.7%**
2013	$25	0.0%	1.4%	3.4%	4.9%	2.7%	2.5%										**14.8%**

DTC Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
2004	$3	0.0%	1.1%	1.9%	2.2%	0.4%	4.7%	2.1%	3.3%	0.8%	2.9%	1.2%	0.0%	0.0%	0.7%	0.0%	**21.3%**
2005	$29	0.0%	1.5%	3.4%	3.1%	5.5%	6.9%	3.8%	1.7%	2.3%	2.6%	0.7%	0.7%	0.3%	0.2%		**32.7%**
2006	$113	0.0%	2.6%	4.1%	8.7%	9.0%	5.3%	3.2%	3.0%	2.3%	1.7%	1.5%	1.3%	0.6%			**43.4%**
2007	$270	0.0%	1.4%	8.4%	10.5%	6.4%	4.9%	4.2%	2.9%	2.2%	1.5%	1.2%	0.4%				**44.2%**
2008	$432	0.0%	5.3%	10.4%	8.9%	5.8%	5.2%	3.4%	3.0%	2.4%	1.8%	0.7%					**47.0%**
2009	$377	0.0%	8.6%	8.5%	9.2%	6.4%	4.1%	4.4%	2.7%	2.6%	1.4%						**47.9%**
2010	$250	0.1%	10.4%	9.4%	10.6%	5.7%	4.6%	4.8%	4.1%	1.6%							**51.2%**
2011	$149	0.1%	9.7%	12.9%	7.6%	6.3%	6.0%	6.5%	3.6%								**52.8%**
2012	$79	0.1%	6.6%	9.7%	9.0%	8.8%	7.4%	5.9%									**47.5%**
2013	$5	0.0%	4.2%	4.6%	7.1%	4.5%	7.2%										**27.6%**

Note: Data as of 03/31/18.

1. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
2. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

DTC Loans, FICO 740-850 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]															Total
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	
2004	$5	0.0%	0.0%	0.1%	0.0%	0.0%	0.2%	0.4%	1.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.5%	0.0%	**2.3%**
2005	$39	0.0%	0.2%	0.7%	1.1%	1.4%	2.7%	1.1%	0.6%	0.6%	0.8%	0.4%	0.2%	0.4%	0.1%		**10.4%**
2006	$94	0.0%	0.7%	1.3%	3.6%	3.1%	1.7%	1.6%	1.1%	1.1%	0.8%	0.7%	0.9%	0.1%			**16.6%**
2007	$167	0.0%	0.4%	3.5%	4.1%	2.9%	1.7%	1.9%	1.3%	1.2%	0.7%	0.7%	0.3%				**18.8%**
2008	$253	0.0%	2.0%	3.9%	3.3%	2.2%	1.7%	1.9%	1.4%	1.0%	0.9%	0.3%					**18.5%**
2009	$304	0.0%	2.9%	3.1%	2.9%	2.6%	1.9%	1.8%	1.4%	1.3%	0.5%						**18.4%**
2010	$230	0.0%	3.1%	3.0%	3.5%	2.3%	2.0%	2.1%	1.6%	0.6%							**18.2%**
2011	$144	0.1%	3.2%	4.1%	3.0%	1.8%	2.2%	2.0%	1.1%								**17.6%**
2012	$78	0.0%	3.3%	4.4%	3.7%	3.1%	2.1%	1.0%									**17.5%**
2013	$25	0.0%	1.8%	2.8%	4.6%	3.3%	3.2%										**15.6%**

DTC Loans, FICO 700-739 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]															Total
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	
2004	$3	0.0%	0.0%	1.1%	0.0%	0.0%	1.5%	1.8%	0.0%	0.7%	2.8%	0.0%	0.5%	0.0%	1.4%	0.0%	**9.8%**
2005	$28	0.0%	0.4%	1.0%	1.1%	2.0%	3.0%	1.5%	1.5%	0.9%	1.2%	0.5%	0.6%	0.2%	0.1%		**14.1%**
2006	$69	0.0%	1.2%	2.4%	5.3%	4.8%	3.8%	2.6%	2.9%	1.7%	1.1%	1.1%	0.8%	0.4%			**28.1%**
2007	$138	0.0%	0.7%	5.3%	7.2%	4.5%	3.2%	3.2%	2.4%	1.5%	1.2%	1.3%	0.4%				**30.9%**
2008	$213	0.0%	3.6%	7.6%	6.3%	4.0%	3.8%	2.7%	2.2%	1.8%	1.5%	0.6%					**34.1%**
2009	$196	0.0%	5.4%	5.6%	6.3%	4.9%	3.1%	2.9%	2.3%	2.1%	0.9%						**33.6%**
2010	$138	0.1%	6.0%	6.0%	6.9%	3.8%	3.9%	2.9%	3.0%	1.2%							**33.8%**
2011	$80	0.1%	6.3%	8.6%	4.7%	4.8%	3.5%	3.9%	2.3%								**34.2%**
2012	$43	0.0%	4.7%	7.9%	6.1%	6.1%	5.3%	3.5%									**33.7%**
2013	$5	0.0%	2.1%	6.5%	8.2%	2.3%	4.5%										**23.5%**

Note: Data as of 03/31/18.

1. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

DTC Loans, FICO 670-699 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
2004	$3	0.0%	0.0%	0.2%	0.9%	0.4%	3.0%	1.2%	1.7%	0.1%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	**8.1%**
2005	$25	0.0%	0.4%	2.0%	1.8%	3.0%	4.2%	2.6%	1.5%	2.1%	1.3%	1.3%	0.6%	0.6%	0.4%		**21.8%**
2006	$70	0.0%	1.5%	3.8%	8.5%	8.8%	5.1%	3.2%	3.4%	1.6%	1.7%	1.3%	1.3%	0.3%			**40.5%**
2007	$143	0.0%	1.3%	8.0%	10.5%	6.3%	5.2%	3.8%	3.3%	2.2%	1.8%	1.4%	0.4%				**44.3%**
2008	$225	0.0%	5.1%	10.1%	8.9%	6.3%	5.2%	3.5%	3.3%	2.3%	2.0%	0.9%					**47.5%**
2009	$189	0.0%	8.3%	8.1%	8.4%	6.0%	4.3%	4.5%	3.3%	3.5%	1.2%						**47.7%**
2010	$134	0.0%	8.9%	8.6%	10.3%	5.2%	4.5%	4.7%	4.1%	1.8%							**48.0%**
2011	$79	0.1%	8.4%	10.9%	7.1%	6.5%	6.3%	5.7%	3.1%								**48.1%**
2012	$43	0.0%	5.6%	9.1%	9.7%	8.7%	7.5%	4.9%									**45.6%**
2013	$0.3	0.0%	0.0%	2.8%	7.1%	0.0%	0.0%										**9.8%**

DTC Loans, FICO 640-669 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
2004	$3	0.0%	1.1%	1.1%	1.7%	1.5%	5.1%	0.9%	2.3%	0.0%	0.3%	1.3%	0.0%	0.2%	1.7%	0.0%	**17.3%**
2005	$27	0.0%	1.0%	3.6%	2.0%	5.9%	5.9%	4.0%	2.7%	3.0%	3.3%	1.1%	0.8%	0.7%	0.2%		**34.2%**
2006	$86	0.0%	3.1%	5.7%	10.5%	11.9%	6.8%	4.7%	3.8%	2.6%	2.6%	2.3%	1.5%	0.7%			**56.2%**
2007	$184	0.0%	1.6%	11.5%	13.7%	8.6%	6.1%	6.0%	3.9%	3.6%	2.4%	1.7%	0.8%				**59.8%**
2008	$276	0.0%	7.1%	13.8%	11.3%	7.7%	6.7%	4.3%	4.2%	3.5%	2.6%	1.1%					**62.3%**
2009	$218	0.0%	10.9%	10.7%	11.7%	8.2%	5.6%	5.5%	4.1%	3.4%	1.8%						**62.1%**
2010	$162	0.0%	11.6%	11.5%	12.5%	7.2%	6.0%	6.0%	5.7%	2.8%							**63.3%**
2011	$100	0.1%	10.5%	14.9%	9.7%	7.1%	8.0%	8.2%	3.9%								**62.5%**
2012	$51	0.2%	7.0%	10.5%	10.4%	10.9%	9.6%	7.7%									**56.2%**
2013	$1	0.0%	5.5%	14.4%	11.5%	0.0%	0.0%										**31.4%**

Note: Data as of 03/31/18.
1. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Career Training Loans [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
2003	$389	0.0%	0.6%	1.9%	2.1%	2.3%	1.7%	1.6%	1.2%	0.9%	0.6%	0.4%	0.3%	0.2%	0.1%	0.1%	0.0%	**14.1%**
2004	$510	0.0%	0.5%	2.0%	2.9%	2.1%	2.2%	1.9%	1.3%	0.9%	0.6%	0.4%	0.4%	0.2%	0.1%	0.1%		**15.6%**
2005	$664	0.0%	0.4%	2.8%	2.7%	2.9%	2.4%	1.7%	1.1%	0.9%	0.7%	0.5%	0.3%	0.2%	0.1%			**16.7%**
2006	$772	0.0%	0.6%	3.1%	4.1%	3.6%	2.4%	1.7%	1.1%	0.9%	0.7%	0.5%	0.4%	0.1%				**19.2%**
2007	$808	0.0%	0.7%	4.3%	4.5%	3.2%	2.0%	1.4%	1.2%	0.8%	0.6%	0.5%	0.2%					**19.3%**
2008	$635	0.0%	0.7%	4.6%	3.8%	2.3%	1.6%	1.4%	1.1%	0.8%	0.6%	0.3%						**17.1%**
2009	$173	0.0%	0.3%	2.3%	2.3%	1.5%	1.2%	1.0%	0.8%	0.7%	0.2%							**10.3%**
2010	$19	0.0%	0.6%	1.2%	1.1%	0.5%	0.7%	0.6%	0.7%	0.4%								**5.6%**

Note: Data as of 03/31/18.
1. *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*
2. *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
3. *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Navient Corporation Appendix

GAAP Results

(In millions, except per share amounts)	1Q 18	4Q 17	1Q 17
Net income	$126	($84)	$88
EPS	$0.47	($0.32)	$0.30
Operating expenses	$275	$260	$238
Provision	$87	$109	$107
Average Student Loans	$104,555	$106,981	$110,252

Differences between "Core Earnings" and GAAP

"Core Earnings" adjustments to GAAP: (Dollars in Millions)	Quarters Ended Mar. 31, 2018	Dec. 31, 2017	Mar. 31, 2017
GAAP net income	$126	($84)	88
Net impact of derivative accounting	(31)	(47)	23
Net impact of goodwill and acquired intangible assets	9	5	6
Net income tax effect	3	(5)	(10)
Total "Core Earnings" adjustments to GAAP	(19)	(47)	19
"Core Earnings" net income	$107	($131)	$107

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance

- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
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  - Archived and historical webcasts, transcripts and investor presentations

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